Exhibit 32.1

Certification of Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CytoDyn Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended February 28, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Nader Z. Pourhassan, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2013

/s/ Nader Z. Pourhassan
Nader Z. Pourhassan President and Chief Executive Officer